                                                                   EXHIBIT 10.11

                                          CONFIDENTIAL TREATMENT HAS BEEN SOUGHT
                                        FOR PORTIONS OF THIS EXHIBIT PURSUANT TO
                                          RULE 406 UNDER THE SECURITIES EXCHANGE
                                                         ACT OF 1933, AS AMENDED


                        AMENDMENT NO. 3 TO THE AGREEMENT

          THIS AMENDMENT No. 3 dated as of September 10, 1998 to the Agreement for Internal Electronic Distribution Services dated April 10, 1997 as amended by Amendment No. 1 dated March 9, 1998 and Amendment No. 2 dated July 29, 1998 (the "Agreement"), by and between BANCBOSTON ROBERTSON STEPHENS INC. (formerly known as BancBoston Robertson Stephens, and prior to that as Robertson Stephens & Company LLC), a Massachusetts corporation with offices at 555 California Street, 26th Floor, San Francisco, CA 94104 (hereinafter referred to as "Company"), and MULTEX SYSTEMS, INC., a Delaware corporation with offices at 33 Maiden Lane, 5th Floor, New York, New York 10038 (hereinafter referred to as "Multex"). Multex and Company shall be referred to herein sometimes as the "Parties".

          Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

          WHEREAS, Company has developed a public website currently in operation known as "internetstocks.com" (the "internetstocks Website");

          WHEREAS, Multex is in the business of reselling and making available research prepared by third parties, including First Calls with Financial Models, Company Reports, Industry Reports, First Fax and Companies Under Coverage;

          WHEREAS, Multex seeks to resell and otherwise make available (i) Research (as defined in the Agreement) and (ii) Additional research (as defined below), in each case through access to the internetstocks Website; and

          WHEREAS, the Parties have agreed to do so on the terms and conditions set forth herein.

          NOW, THEREFORE, it is agreed as follows:

SECTION 1.  Amendments to the Agreement.

          Pursuant to Section 20 of the Agreement, it is hereby agreed by the Parties as follows:

A. The Agreement is hereby amended by deleting Section 1A(n) thereto in its entirety and replacing it with a new Section 1A(n) that shall read as follows:

          "(n) For purposes of this Agreement, Research shall mean equity or debt research prepared by Company, BancBoston Robertson Stephens International Ltd. or the Emerging Markets activities of BankBoston Corporation consisting of (i) First Calls with Financial Models, (ii) Company Reports, (iii) Industry Reports; (iv) First Fax: AM and PM editions; and (v) Companies Under Coverage."

B. The Agreement is hereby further amended by including a new section 1C thereto that shall read as follows:

          "1C.  Resales through internetstocks Website
                --------------------------------------

          (a) Company shall provide to Multex access to the internetstocks Website for the purpose of reselling and otherwise making available (i) Research and (ii) Additional Research, and Multex shall use its access to the internetstocks Website solely for such purpose. Such access shall take the form of allowing Multex to establish a [sub-website] within the interenetstocks Website (the "Multex Sub-Website").

          (b) Multex shall be responsible for developing the Multex Sub-Website and the Multex Sub-Website shall be solely the responsibility of Multex, provided that Company may require Multex to include, and Multex agrees to include, such disclaimers or legends as Company may reasonably request, including, but not limited to, disclaimers and legends clearly marking that the Multex Sub-Website is a Multex product/service and is not a service/product of the Company. In consideration for Multex developing the Multex Sub-Website, Company agrees to pay Multex a one-time fee of [****] within 15 days of the Multex Sub-Website going live. Company is currently considering establishing sister websites to the internetstocks Website, each with a high technology subject matter (each a "Sister Website"), including a software stocks website and a semiconductor stocks website. Company agrees to allow Multex to establish a Multex Sub-Website on each Sister Website. In consideration for Multex developing the Multex Sub-Website for such Sister Websites, Company agrees to pay Multex a one-time fee of [****] within 15 days of each such additional Multex Sub-Website going live.

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF
1933, AS AMENDED.

          (c) [Include description of Multex labeling within the internetstocks Website and presentation of Multex Sub-Website.]

          (d) In consideration for allowing Multex to establish the Multex Sub-Website, Multex agrees to pay to Company the following fees:

          (i) For resales of Research through the Multex Sub-Website, the fee (the "Research Resale Fee") shall be [****] of Gross Revenues (as defined below) received by Multex from such resales; and

          (ii) For resales of Additional Research through the Multex Sub-Website, the fee (the "Additional Research Fee") shall be [****] of the Gross Revenues received by Multex from such resales.

The Research Resale Fee and the Additional Research Fee shall be paid to Company within 60 days of receipt by Multex of the corresponding Gross Revenues.

          (e) Multex's ability to resell and make available Research pursuant to this Section 1C shall be subject to the terms and conditions of Section 1A except as follows: (i) resales of Research through the Multex Sub-Website shall be subject to the Research Resale Fee and shall not be subject to the Royalties; (ii) resales of Research through the Multex Sub-Website may be made to "retail investors."

          (f) For purposes of this Agreement, Additional Research shall mean the following third-party research products: (i) Investment Review; (ii) Stock Snapshot; (iii) ACE Report; (iv) ACE Pro Report; and (v) Standard & Poors' research reports.

          (g) For purposes of this Agreement, Gross Revenues shall mean the amounts received by Multex from the resales of Research and Additional Research.

C. This Agreement is hereby further amended by deleting Section 4(a) thereto in its entirety and replacing it with a new Section 4(a) that shall read as follows:

          "(a) The term of this Agreement shall run until May 31, 2001. Thereafter, this Agreement shall automatically renew for successive one-year periods unless either Multex or Company terminates the Agreement thirty (30) days prior to the commencement of the renewal period. In addition, this

----------------------
     [****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

     Agreement may be terminated in its entirety (or Sections 1, 1A, 1B and/or 1C may be terminated individually) by either Multex or Company at any time subsequent to May 31, 1999 upon 60 days prior written notice to the non-terminating party; provided that in the event that Multex terminates this Agreement in its entirety (or Section 1B individually) for any reason other than for Company's failure to pay to Multex any fees or charges owed to Multex under this Agreement within 15 days following notice by Multex of such non-payment, Multex shall be obligated to pay to Company any Credit owed to Company under Section 1B hereto. In addition, Company may, at its sole discretion, terminate Sections 1A and/or 1B of this Agreement at any time during the Trial Period."

        SECTION 2.  Reference to and Effect on the Agreement.  On and after the
                    ----------------------------------------
effective date of this Amendment No. 3, each reference to "this Agreement", "hereunder", "hereof" or words of like import referring to the Agreement shall mean and be a reference to the Agreement, as amended by this Amendment No. 3. The Agreement as amended by this Amendment No. 3, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

        SECTION 3.  Execution in Counterparts.  This Amendment No. 3 may be
                    -------------------------
executed in any number of counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment No. 3.

        SECTION 4.  Governing Law.  This Amendment No. 3 shall be governed by,
                    -------------
and construed in accordance with, the laws of the State of California, without giving effect to such state's principles of conflicts of law.

          IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 as of the day and year first above written.

BANCBOSTON ROBERTSON                                      MULTEX SYSTEMS, INC.
STEPHENS INC.

By:  /s/ Stuart Brogan                                   By:  /s/ P. Callaghan
    -------------------                                       ----------------
Name:  Stuart Brogan                                      Name:  P. Callaghan
Title:  VP                                                    Title:  CFO


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